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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated February 23, 2000 relating to the financial statements of Pacific Crossing Ltd. (and to all references to our Firm) included in or incorporated by reference in this Registration Statement on Form S-1.


/s/ Arthur Andersen

July 7, 2000

Hamilton, Bermuda